EXHIBIT 10

MATERIAL CONTRACTS

Exhibit 10 is:

(1) Amended and Restated Employment Agreement between James S. Marlen and the Company.

(2) Change of Control Agreement between Javier Solis and the Company.

(3) Change of Control Agreement between Gary Wagner and the Company.

(4) Change of Control Agreement between James R. McLaughlin and the Company.

(5) 2001 Stock Incentive Plan.

(6) 2004 Stock Incentive Plan

(7) Key Executive Long-Term Cash Incentive Plan

(8) Description of Directors Compensation

(9) Form of Restricted Stock Agreement for Employees

(10) Form of Restricted Stock Agreement for Non-Employee Directors

(11) Amended and Restated Asset Purchase Agreement by and among Ameron International Corporation and PPG Industries, Inc.

Exhibit 10, Item (1) is incorporated by reference to Annual Report on Form 10-K filed with the Commission for Registrant's fiscal year ended November 30, 2003

Exhibit 10, Items (2) and (3) are incorporated by reference to Annual Report on Form 10-K filed with the Commission for Registrant's fiscal year ended November 30, 1998.

Exhibit 10, Item (4) is incorporated by reference to Annual Report on Form 10-K filed with the Commission for Registrant's fiscal year ended November 30, 2000.

Exhibit 10, Item (5) is incorporated by reference to Registration Statement No. 333-61816 on Form S-8 filed with the Commission on May 29, 2001.

Exhibit 10, Item (6) is incorporated by reference to Registration Statement No. 333-114534 on Form S-8 filed with the Commission on April 16, 2004.

Exhibit 10, Item (7) is incorporated by reference to Annual Report on Form 10-K filed with the Commission for Registrant's fiscal year ended November 30, 2004.

Exhibit 10, Item (8) is incorporated by reference to Report on Form 8-K of the Company filed June 23, 2005.

Exhibit 10, Item (9) is incorporated by reference to Report on Form 8-K of the Company filed January 27, 2006

Exhibit 10, Item (10) is incorporated by reference to Report on Form 8-K of the Company filed March 23, 2006

Exhibit 11, Item (11) is incorporated by reference to Annual Report on Form 10-K filed with the Commission for Registrant's fiscal year ended November 30, 2006.